UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2010

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of Eastman Kodak Company (the Company) was held on Wednesday, May 12, 2010 at The Learning Center at Miami Valley Research Park, 1900 Founders Drive, Dayton, Ohio 45420.  As of March 15, 2010, the record date for the Annual Meeting, there were 268,673,667 shares of common stock issued and outstanding.  A quorum of 215,711,002 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the 2010 Annual Meeting of the Company were as follows:

1.
Shareholders elected each of the Company’s fourteen nominees for director to serve a term of one year to expire at the 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard S. Braddock	104,531,326	78,815,774	236,366	32,127,536
Herald Y. Chen	173,025,976	10,307,111	250,379	32,127,536
Adam H. Clammer	173,429,457	9,892,143	261,866	32,127,536
Timothy M. Donahue	173,465,000	9,874,728	243,738	32,127,536
Michael J. Hawley	104,790,426	78,550,601	242,439	32,127,536
William H. Hernandez	167,173,847	16,142,587	267,032	32,127,536
Douglas R. Lebda	104,652,895	78,668,202	262,369	32,127,536
Debra L. Lee	170,676,276	12,682,991	224,199	32,127,536
Delano E. Lewis	104,521,927	78,812,273	249,266	32,127,536
William G. Parrett	130,425,562	52,900,749	257,155	32,127,536
Antonio M. Perez	167,187,683	16,165,357	230,426	32,127,536
Joel Seligman	137,314,496	46,018,967	250,003	32,127,536
Dennis F. Strigl	167,250,069	16,083,189	250,208	32,127,536
Laura D’Andrea Tyson	159,776,633	23,054,463	752,370	32,127,536

2.	Shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
213,432,377	2,025,914	252,711	0

3.	Shareholders approved an amendment to, and re-approval of the material terms of, the Company’s 2005 Omnibus Long-Term Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,057,429	19,979,884	673,689	0

4.	Shareholders approved an amendment to, and re-approval of the material terms of, the Company’s Executive Compensation for Excellence and Leadership (EXCEL) Plan, as set forth below :

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,347,291	21,661,661	702,050	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:   /s/ Patrick M. Sheller

         Patrick M. Sheller
                                                                                                         Secretary

Date:  May 17, 2010